                                                                  EXECUTION COPY

















                            GLOBAL CUSTODY AGREEMENT

                                     BETWEEN

                          SCHRODER GLOBAL SERIES TRUST

                                       AND

                               JPMORGAN CHASE BANK

                                    CONTENTS

INTENTION OF THE PARTIES........................................................................................3
WHAT CHASE IS REQUIRED TO DO....................................................................................3
INSTRUCTIONS AND AUTHORISED PERSONS............................................................................10
BORROWINGS AND FOREIGN EXCHANGE................................................................................13
FEES EXPENSES AND OTHER AMOUNTS OWING TO CHASE.................................................................13
ELIGIBLE FOREIGN CUSTODIANS AND ELIGIBLE SECURITIES DEPOSITORIES...............................................14
BROKERS AND OTHER THIRD PARTIES................................................................................18
OMNIBUS ACCOUNTS...............................................................................................19
ABOUT THE PARTIES..............................................................................................19
CONFLICTS OF INTEREST..........................................................................................20
STANDARD OF CARE - HOW CHASE IS TO PERFORM ITS DUTIES UNDER THIS AGREEMENT.....................................21
WHEN CHASE IS NOT LIABLE.......................................................................................21
INDEMNITY......................................................................................................22
TERMINATION....................................................................................................23
RUSSIA.........................................................................................................24
UKRAINE........................................................................................................25
MISCELLANEOUS..................................................................................................27
DEFINITIONS....................................................................................................29


SCHEDULE 1:              LIST OF ELIGIBLE FOREIGN CUSTODIANS AND MARKETS USED BY CHASE                            26
SCHEDULE 2:              TAIWAN RIDER                                                                             30
SCHEDULE 3:              LETTER OF INSTRUCTION FOR THE TAIWAN MARKET                                              32
SCHEDULE 4:              APPROVED BROKER LIST                                                                     34
SCHEDULE 5:              TAIWANESE BROKER UNDERTAKING                                                             35
SCHEDULE 6:              INFORMATION REGARDING COUNTRY RISK                                                       44
SCHEDULE 7:              ELIGIBLE SECURITIES DEPOSITORIES                                                         45
EXHIBIT A                PERSONS AUTHORISED BY THE COMPANY TO GIVE INSTRUCTIONS                                   36
EXHIBIT B                PORTFOLIOS OF THE FUND

This Custody Agreement is made on the ___ day of July, 2003 between JPMORGAN CHASE BANK ("Chase"), with a place of business at 270 Park Avenue, New York, New York and SCHRODER GLOBAL SERIES TRUST (the "FUND"), on behalf of each separate series of the Fund listed on Exhibit B hereto (each such series, a "PORTFOLIO") whose registered office/principal place of business is 875 Third Avenue New York, New York 10022

1.       INTENTION OF THE PARTIES

This Custody Agreement sets out the terms governing custody, settlement and other associated services to be provided by Chase to the Fund on behalf of each Portfolio.

2.       WHAT CHASE IS REQUIRED TO DO

SET UP ACCOUNTS          A.    (i)    Subject to the receipt of such
                                      documentation as Chase may require
                                      (including, but not limited to, mandates and certified copies of the Fund's constitutional documents), Chase shall open in its books and records separately in the name of each Portfolio, or, at the Fund's reasonable request, in any other name (together the "ACCOUNTS"):

                                      (a)  one or more securities accounts (the
                                           "SECURITIES ACCOUNTS") evidencing any
                                           shares, stocks, debentures, bonds,
                                           notes, mortgages or other like
                                           obligations and any certificates,
                                           receipts, warrants or other
                                           instruments representing rights to
                                           receive, purchase or subscribe for
                                           the same ("SECURITIES") held by Chase
                                           or any branch of Chase on behalf of
                                           such Portfolio or held, as described
                                           and defined in Clause 6, by a
                                           Eligible Foreign Custodian or
                                           Eligible Securities Depository for
                                           Chase on behalf of such Portfolio;
                                           and

                                      (b)  one or more cash accounts (the "CASH
                                           ACCOUNTS") for all cash in any
                                           currency received by Chase or any
                                           Eligible Foreign Custodian or
                                           Eligible Securities Depository or
                                           other agents for the account of such
                                           Portfolio.

                               (ii)   At the request of the Fund, further
                                      Accounts may be opened in the future,
                                      which will be subject to the terms of this Agreement, unless agreed in writing otherwise at the time the further Account is opened.

MAINTENANCE OF           B.    (i)    Unless Instructions (as detailed in Clause
SECURITIES AND CASH AT                3)  require  another  location
BANK AND SUB-LOCATIONS                acceptable to Chase:

                                      (a)  Financial Assets will be held in the
                                           country or jurisdiction in which the
                                           principal trading market for the
                                           relevant Securities is located, where
                                           such Financial Assets may be
                                           presented for payment, where such
                                           Financial Assets were acquired, or
                                           where such Financial Assets are held;
                                           and

                                      (b)  cash will be held on the books of
                                           Chase or be credited to accounts of
                                           institutions chosen by Chase in the
                                           country or jurisdiction where such
                                           cash is the legal currency for
                                           payment of public or private debts.

                               (ii)   Chase reserves the right to refuse to
                                      accept delivery of Financial Assets or
                                      cash in countries and jurisdictions other than those referred to in Schedule

                                      1 to this Agreement, which may be
                                      amended by Chase from time to time,
                                      prior notice being given to the Fund
                                      where practicable.

SETTLEMENT
OF TRADES                C.    (i)    When Chase receives an Instruction which
                                      includes all information required by
                                      Chase requesting settlement of a trade
                                      in Financial Assets, Chase shall use
                                      reasonable endeavours to effect such
                                      settlement as instructed, save where
                                      Chase reasonably believes that such
                                      settlement would be contrary to
                                      applicable law, regulation or market
                                      practice.

                               (ii)   With respect to Russia, payment for
                                      Local Russian Securities shall not be
                                      made prior to the issuance by the
                                      Russian Registrar Company of the Share
                                      Extract relating to such Local Russian
                                      Securities. Delivery of Local Russian
                                      Securities may be made in accordance
                                      with the customary or established
                                      securities trading or securities
                                      processing practices and procedures in
                                      Russia. Delivery of Local Russian
                                      Securities may also be made in any
                                      manner specifically required by
                                      Instructions acceptable to Chase. The
                                      Fund shall promptly supply such
                                      transaction and settlement information
                                      as may be required by Chase or CMBI in
                                      connection with particular transactions.

                               (iii) Delivery of Financial Assets may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the Ukraine (and the Fund expressly acknowledge that delivery versus payment is not typically available in the Ukraine market). Delivery of Financial Assets may also be made in any manner specifically required by Instructions acceptable to Chase. The Fund shall promptly supply such transaction and settlement information as may be requested by Chase or the Ukrainian Eligible Foreign Custodian in connection with particular transactions.

SEGREGATION OF ASSETS    D.    (i)    Chase will identify separately in its
                                      books the Financial Assets that belong
                                      to each Portfolio in the name of such
                                      Portfolio (save as otherwise agreed by
                                      Chase and the Fund).

                               (ii) Chase will require that Eligible Foreign Custodians identify in their own books that the Financial Assets belong to customers of Chase (to the extent permitted by applicable law, regulation or market practice).

CONTRACTUAL SETTLEMENT    E.    (i)   Chase may, at its discretion, effect the
DATE ACCOUNTING                       following  book entries with respect
                                      to the settlement of trades:

                                       (a)  ON SALES: on the settlement day for
                                            the sale, credit the Cash Account of
                                            the Fund with the sale proceeds of
                                            the sale and transfer the relevant
                                            Financial Assets to an account
                                            pending settlement of the trade if
                                            not already delivered.

                                       (b)  ON PURCHASES: on or before the
                                            settlement day for the purchase,
                                            debit the Cash Account of the Fund
                                            with the settlement monies and
                                            credit a separate account in the
                                            name of the Fund. At the same time
                                            Chase will post the Securities
                                            Account of the Fund with the
                                            expected Financial Assets with a
                                            note to the effect that Chase is
                                            awaiting receipt, pending actual
                                            receipt of such Financial Assets.
                                            The Fund
                                        shall not be entitled to the delivery of Financial Assets which are awaiting receipt until they have actually been received by Chase or a Eligible Foreign Custodian.

                               (ii) Chase may (in its absolute discretion) reverse any debit or credit made pursuant to paragraph (i) and the Fund shall be responsible for any direct or indirect costs or liabilities resulting from such reversal in the absence of negligence, willful default, bad faith or fraud on the part of Chase, its Eligible Foreign Custodians (as described in Clause 6H(i)(b) hereof) or their respective officers, employees or agents. The Fund acknowledges that the procedures described in this sub-clause are of an administrative nature and do not amount to an agreement by Chase to make loans and/or Financial Assets available to the Fund.

ACTUAL SETTLEMENT DATE   F.       With  respect to any  transaction  for which
ACCOUNTING                        the Fund's Cash Account is not credited on the
                                  contractual settlement date as referred to in sub-clause E, Chase shall credit the Fund's
                                  Cash Account with the proceeds of any sale or exchange of Securities on the date on which such proceeds or Securities are received by Chase.

INCOME COLLECTION/       G.    (i)  Chase will credit the Fund's Cash Account
AUTOCREDIT                          with income and  redemption  proceeds on
                                    Financial Assets in accordance with the times notified by Chase from time to time on or after the anticipated payment date, net of any taxes which are required to be withheld by Chase or any third party. Where no time is specified for a particular market, income and redemption proceeds on Financial Assets will only be credited as soon as reasonably practical after actual receipt and reconciliation.

                               (ii) Chase may reverse such entries upon oral or
                                    written notification to the Fund that Chase reasonably believes that such amount will not be received by Chase within a reasonable period.

                               (iii)Neither Chase nor its Eligible Foreign
                                    Custodians shall be obliged to institute legal proceedings, file a claim or proof of claim in any insolvency proceeding or take any action with respect to collection of interest, dividends or redemption proceeds. If Chase or its Eligible Foreign Custodian does not take any such action with respect to the filing of a claim or proof of claim in any insolvency proceeding or the collection of interest, dividends or redemption proceeds, Chase will, so far as reasonably practicable, take such steps as are available to it to enable the Fund to take appropriate action.

PRESENTATION OF          H.    Until Chase receives Instructions to the
COUPONS/                       contrary, Chase is authorised to and shall:
ISSUE OF STATEMENTS ETC
                               (i)    present, upon notice to Chase, all
                                      Financial Assets called for redemption or otherwise matured, and all income and interest coupons and other income items which call for payment upon presentation;

                               (ii)   execute in the name of the Fund such
                                      ownership and other certificates as may be required to obtain payment in respect of Financial Assets;

                               (iii) exchange interim or temporary documents of title held in the Securities Account for definitive ones; and

                               (iv) issue statements to the Fund monthly or at such other times as are mutually agreed identifying the Financial Assets in the Accounts.

CORPORATE ACTIONS        I.    (i)    When Chase receives information or other
                                      material intended to be transmitted to
                                      Financial Asset holders or information is generally available in New York or the market where the relevant Financial Assets are held or traded concerning the Financial Assets which requires or may require discretionary action by the beneficial owner of the Financial Assets
                                      (other than a proxy - see clause 2J,
                                      including but not limited to stock
                                      dividend, stock split, fractional interest resulting from a rights issue, subscription rights, bonus issues, stock repurchase plans, warrant exercise notices, rights offerings, or legal notices ("CORPORATE ACTIONS"), Chase will make all reasonable endeavours to give the Fund notice in English of such Corporate
                                      Actions within two Business Days of such information becoming generally available.
                                      For the purposes of these terms, "BUSINESS
                                      DAY" means a day on which both New York
                                      and the relevant local market are open.
                                      Further, so far as it is within Chase's
                                      reasonable control Chase shall allow the Fund at least two Business Days in which to give Instructions. Notwithstanding the generality of the foregoing, if for reasons outside Chase's reasonable control in setting the deadline for Instructions from the Fund, Chase is unable to give at least two Business Days notice to the Fund, Chase will use all reasonable endeavours to inform the Fund of the Corporate Action and obtain and act on the Fund's Instructions.

                               (ii) Without limiting the generality of the foregoing, where Chase receives an Instruction prior to its stated deadline for receiving Instructions from the Fund, which shall be in compliance with the terms of clause 2I(i) of this Agreement, it shall act upon that Instruction. If Chase does not receive an Instruction from the Fund within a reasonable time prior to such stated deadline, it will use all reasonable endeavours to notify the Fund that it has yet to receive an Instruction and will endeavour to obtain such Instruction in time for Chase to take timely action including telephoning the Fund prior to such stated deadline for receiving Instructions in an attempt to obtain an oral Instruction. If the Fund still does not provide an oral or other Instruction then Chase shall contact the Fund, in accordance with escalation procedures agreed between the Fund and Chase (which may be amended from time to time), to notify the Fund (a) that an Instruction is outstanding and (b) what action Chase will take if the Instruction remains outstanding and Chase is authorised to take such action if an Instruction is then not received within the required time period. If an Instruction from the Fund is received after Chase's stated deadline but prior to the deadline for responses imposed on Financial Asset holders by the issuer of such Financial Assets or other relevant party, Chase will make all reasonable endeavours to act on the Fund's Instruction.

                               (iii) It is understood and agreed that Chase need only use its reasonable efforts with respect to performing the functions described in this Clause 2I with respect to Local Russian Securities and Ukraine Securities.

PROXY                    J.    (i)    Subject to and upon the terms of this
                                      sub-clause, Chase will provide the

VOTING Fund, or such other person as the Fund may reasonably require, with information in English which it receives on resolutions to be voted upon at meetings of holders of Financial Assets ("NOTIFICATIONS"), and Chase will act in accordance with the Fund's Instructions, or the Instructions of such other person as the Fund may reasonably require, in relation to such Notifications (the "ACTIVE PROXY VOTING SERVICE").

                               (ii) Chase will act upon Instructions to vote on resolutions referred to in a Notification, provided Instructions are received by Chase at its proxy voting department by the deadline referred to in the relevant Notification. Further notice will not be given, nor will Chase solicit Instructions from the Fund. It is the recipient's obligation to monitor the agreed means of providing Notifications to determine if new Notifications have been received. The Fund acknowledges that in some cases the time to respond to Notifications may be very limited. If information is received by Chase at its proxy voting department too late to permit timely voting by the Fund, or such other person as the Fund may reasonably require, Chase's only obligation is to provide, so far as reasonably practicable, a Notification (or summary information concerning a Notification) on an "information only" basis.

                               (iii) Upon request by the Fund, so far as the same is available to Chase, back-up information relating to Notifications (such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights) will be provided to the Fund or such other person as the Fund may reasonably require, but without translation.

                               (iv)
                                      The Fund acknowledges that Notifications and other information furnished pursuant to the Active Proxy Voting Service ("INFORMATION") are proprietary and may be subject to various copyrights.

                               (v) In markets where the active proxy voting service is not available or where Chase has not received relevant documentation, Chase will not provide Notifications to the Fund but will endeavour to act upon Instructions to vote on resolutions at meetings of holders of Financial Assets where it is reasonably practicable for Chase (or its correspondent banks or nominees as the case may be) to do so and where such Instructions are received in time for Chase to take timely action (the "PASSIVE PROXY VOTING SERVICE").

                               (vi) The Fund acknowledges that the provision of any proxy voting service (whether active or passive) may be precluded or restricted under a variety of circumstances, including the following:

                                      a. Financial Assets are out for
                                         registration;
                                      b. Financial Assets conversion or another
                                         corporate action is pending;
                                      c. local market regulations or practices
                                         or restrictions by the issuer;
                                      d. Financial  Assets  are  held in a
                                         margin  or  collateral  account  at
                                         Chase or another bank or broker;
                                      e. in certain countries Chase may be
                                         unable to vote proxies except on a
                                         net basis (i.e. a net yes or no vote
                                         based on voting instructions
                                         received from all its clients).
                                         Chase will inform the Fund where
                                         this is the case.

TAX RECLAIMS             K.    (i)    Subject to the provisions of this
                                      sub-clause, Chase will apply for a
                                      reduction of withholding tax and any
                                      refund of any tax paid or tax credits
                                      which apply in each market in respect of income payments on Securities for the benefit of the Fund which Chase believes may be available to the Fund.

                               (ii) The provision of a tax reclaim service by Chase in accordance with this sub-clause is conditional upon Chase receiving from the beneficial owner of the Financial Assets (a) a declaration on its identity and place of residence and (b) certain other documentation (pro forma copies of which are available from Chase). The Fund shall provide to Chase such documentation and information as it may require in connection with taxation, and warrant that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. The Fund undertakes to notify Chase promptly if any information requires updating or correcting.

                               (iii) Chase shall not be liable for any tax, fines or penalties payable by the Fund relating to the Accounts of the Fund, and shall be indemnified by the Fund, as for such taxes, fines or penalties, whether these result from the inaccurate completion of documents by any person acting on behalf of the Fund, or as a result of the provision to Chase or any third party of inaccurate or misleading information or the withholding of material information by the Fund or any other person acting on behalf of the Fund, or as a result of any delay of any revenue authority or any other matter beyond the control of Chase, except to the extent such taxes, fines or penalties are caused by Chase's own negligence, willful default, bad faith or fraud.

                               (iv) The Fund confirms that Chase is authorised to deduct from any cash received or credited to the Cash Account of the Fund any taxes or levies legally required by any revenue or governmental authority for whatever reason in respect of the Fund's Securities or Cash Accounts.

                               (v) Chase shall perform the services set out in this sub-clause only with respect to taxation levied by the revenue authorities of the countries notified by Chase to the Fund from time to time and Chase may, by notification in writing, at its absolute discretion, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause, Chase shall have no responsibility with regard to the tax position or status in any jurisdiction of the Fund.

                               (vi) The Fund confirms that Chase is authorised to disclose any information required by any relevant revenue authority or any governmental body having jurisdiction over the Fund, or the Financial Assets and/or Cash held for the Fund.

CLAIM OVER SECURITIES    L.    Chase or any of its Eligible Foreign Custodians
                               shall as soon as reasonably practicable provide the Fund with notice of any attempt by any party to assert any claim over the Financial
                               Assets or any right or interest in the
                               Financial Assets provided that the notice gives sufficient information to link the claim to an account of the Fund.

INCOME/                  M.    When Chase becomes aware of any dividend or
REDEMPTION EVENTS              redemption announcement concerning the Fund's
                               Financial Assets or such information is
                               generally available in New York or the market in which the Financial Assets are held or traded Chase shall promptly notify the Fund, or such other person as the Fund may reasonably require, of the same.

CONTROL OVER             N.    Chase shall not release any Financial Assets
SECURITIES                     into the possession or control of a third party
                               except on the Instructions of the Fund in accordance with the duties and responsibilities of Chase as stipulated in this Agreement.

TIME DEPOSITS            O.    The Fund may direct that Chase establish time
                               deposits in such other banking institutions as may be agreed from time to time between the Fund and Chase and in such amounts as Chase shall be instructed by the Fund. In such event, whether or not instruments representing such time deposits are to be issued and delivered to Chase, Chase shall maintain with respect to such time deposits appropriate records as to the amounts of each such time deposit with each such bank and the maturity rate and interest rate relating to each such time deposit. In connection with such time deposits with other banking institutions, Chase shall be obligated to credit to the Fund only such amount as it shall be able to recover from such other banking institutions. Chase shall have no other responsibility with respect to such time deposits or the selection of the relevant banking institution.

                         P. In the event of the Fund placing monies belonging to the Fund on time deposits with Chase, Chase shall pay interest on any such deposit in accordance with normal banking practice for a deposit of that term at a rate in such currencies as notified to the Fund from time to time

SEGREGATED ACCOUNTS      Q.    Chase shall upon receipt of Instructions
                               establish and maintain a segregated account or accounts for and on behalf of each Portfolio, into which account or accounts may be transferred cash and/or Securities of such Portfolio (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, Chase and a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the Rules of The Options
                               Clearing Corporation and of any registered national securities exchange (or the Commodity
                               Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for the purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by The Investment
                               Company Act of 1940, as amended (the "1940
                               ACT") Release No. 10666, or any subsequent release of the Securities and Exchange
                               Commission ("SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies, and (iv) for any other purpose upon receipt of Instructions from the Fund on behalf of the applicable
                               Portfolio.

RECORDS                  R.    Chase shall with respect to each Portfolio
                               create and maintain all records relating to its activities and obligations under this Agreement in such manner with particular attention to
                               Section 31 of the 1940 Act and Rules 31a-1 and
                               31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during regular business hours of Chase be open for inspection by duly authorized officers, employees or agents of the Fund and, upon notice to the Fund, by employees and agents of the Securities and Exchange Commission. Chase shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by Chase and shall, when requested to do so by the Fund and for such reasonable compensation as shall be agreed upon between the Fund and Chase, include certificate numbers in such tabulations.

REPORTS TO FUND BY       S.    Chase shall provide the Fund, on behalf of each
INDEPENDENT PUBLIC             of the Portfolios, promptly upon request by the
ACCOUNTS                       Fund, with reports by independent public
                               accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained pursuant to this Agreement, or concerning the financial strength of Chase; such reports shall be of sufficient scope and in sufficient detail as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3.       INSTRUCTIONS AND AUTHORISED PERSONS

AUTHORISED PERSONS AND   A.    As used in this Agreement:
INSTRUCTIONS

                               (i) the term "AUTHORISED PERSONS" means the individuals designated in Exhibit A by the Fund, or the individuals designated by the fund managers or advisers (the "INVESTMENT MANAGERS") using a mandate acceptable to Chase to act on behalf of the Fund. The Fund confirms that the Investment Manager may designate individuals to act on behalf of the Fund for any Fund under this Agreement as if such individuals had been designated by the Fund. Chase shall continue to treat as Authorised Persons persons designated as such in accordance with this clause until such time as Chase receives Instructions from the Fund that any such individual is no longer an Authorised Person. The Fund confirms that, unless specified otherwise in

                                      Exhibit A or the mandate from the
                                      Investment Manager, each Authorised
                                      Person shall be authorised to give any
                                      Instructions (as defined in paragraph
                                      (ii) below) in relation to all
                                      Securities and Cash Accounts and in
                                      relation to foreign exchange
                                      transactions and shall be authorised to
                                      give Instructions notwithstanding that
                                      they may result in an overdraft on any
                                      Cash Account. The Investment Manager
                                      shall provide the Fund with such
                                      information regarding the Authorised
                                      Persons designated by the Investment
                                      Manager, in accordance with this clause, as the Fund may reasonably require upon request; and

                               (ii) the term "INSTRUCTIONS" means instructions containing all necessary information required by Chase to enable Chase to carry out the Instructions received by Chase via telephone, telex, TWX, bank wire, SWIFT or other teleprocess or electronic instruction or trade information system acceptable to Chase which Chase reasonably believes in good faith to have been given by Authorised Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which Chase may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until cancelled or superseded.

                         B.    (i)    The Fund acknowledges that under Taiwanese
                                      applicable law and regulations, settlement must be completed on a "Trade date plus one" basis and agree that it shall be the Fund's sole responsibility to ensure that Instructions are timely received by Chase and that Chase shall have no responsibility in the event that
                                      Instructions are not so timely received.
                                      In respect of custody services carried out by Chase's local Taiwanese Eligible
                                      Foreign Custodian in the Republic of China
                                      ("ROC") Schedule 3 applies. In respect
                                      only of Financial Assets held locally in Taiwan on behalf of the Fund, a letter substantially in the form of Schedule 4, as amended from time to time, must be provided by the Fund to Chase and Chase shall be required to ensure that Chase and its local Eligible Foreign Custodian comply with the operating provisions stated therein. In the event that Chase or such Eligible Foreign Custodian does not follow such provisions, Chase shall be liable to the Fund. Chase and the Fund agree that Chase's liability to the Fund pursuant to this Clause shall be determined upon the direct and foreseeable consequences of the acts and/or omissions of Chase or its local Taiwanese Eligible
                                      Foreign Custodian.

                               (ii) The Fund agrees to deliver or cause to be delivered to Chase, upon request, copies of all its agreements with the brokers listed in Schedule 5.

                               (iii) The Fund acknowledges that Instructions should contain all necessary information required by Chase to enable Chase to carry out the Instructions in question.

CONFIRMATION OF ORAL     C.    Any Instructions delivered to Chase by telephone
INSTRUCTIONS/                  shall promptly thereafter be confirmed in writing
SECURITY DEVICES               by an Authorised Person (which confirmation may
                               bear the facsimile signature of such person).
                               Chase is authorised to reasonably follow such Instructions notwithstanding the failure of the Authorised Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone Instructions received.
                               Either party may electronically record any Instructions given by telephone, and any other telephone discussions. The Fund shall be responsible for safeguarding any test keys, identification codes or other security devices which Chase shall make available to the Fund or any Authorised Person.

ACTING ON                D.    The Fund authorises Chase to accept and
INSTRUCTIONS/                  reasonably act upon any Instructions received by
UNLCEAR INSTRUCTIONS           it in accordance with this Agreement without
                               inquiry. Chase may (without prejudice to the foregoing) seek clarification or confirmation of an Instruction from an Authorised Person and in the event that it does so shall seek such clarification or confirmation as soon as reasonably practicable. Chase may decline to act upon an Instruction if it reasonably and timely requests clarification or confirmation with respect to such Instruction and does not receive clarification or confirmation reasonably satisfactory to it. In the event that Chase does seek clarification or confirmation as soon as reasonably practical Chase shall not be liable for any loss arising from any delay whilst it obtains such clarification or confirmation from an Authorised Person or from exercising its right to decline to act in the absence of such clarification or confirmation, to the extent such liability or loss is not caused by Chase's own negligence, willful default, bad faith or fraud.

INSTRUCTIONS CONTRARY    E.    Chase need not act upon Instructions  which it
ACTING ON                      reasonably  believes to be contrary to law,
INSTRUCTIONS/                  regulation  or market  practice but is under no
UNLCEAR INSTRUCTIONS           duty to investigate whether any Instructions
                               comply with any applicable law, regulation or market practice. Chase shall be entitled (but not bound), if it deems possible to do so to amend an Instruction (but only in an administrative respect and not by way of exercising any investment decision in respect of that Instruction) in such a manner to comply with what
                               Chase reasonably believes to be applicable law, regulation or market practice. Chase shall immediately notify the Fund in the event that it determines not to act on an Instruction.

OTHER MATTERS            F.    If Chase receives an Instruction that it cannot
                               reasonably process (including, without
                               limitation, an Instruction to deliver a
                               security which is not held in the relevant
                               Account or is not held in a deliverable form;
                               Instructions to purchase a security in a market where Chase is not able to process trades for the Fund or an Instruction which Chase, acting reasonably, declines to act upon), Chase will notify the Fund or such person as the Fund may designate, of the fact that Chase believes an Instruction to be unprocessable. Such notification shall be given within 24 hours of the time that Chase received the Instruction that it believes to be unprocessable. If such Instruction is received by Chase after its cut-off time (as advised to the Fund from time to time) on any day, it shall be deemed to have been received, for the purposes of this paragraph, as of the start of business in New
                               York on the next Business Day following
                               receipt. If the 24 hour period following receipt would expire on a day that is not a Business Day, it shall be deemed to expire at the same time of day on the next Business Day.

                         G. If Chase is advised that a counterparty has instructions to settle a trade with Chase, or any of its Eligible Foreign Custodians, which Chase has identified as being for the account of the Fund and Chase does not have corresponding Instructions from the relevant Authorised Person (a "BROKER ALLEGED TRADE"), Chase will notify the relevant Authorised Person of the Broker Alleged Trade within 24 hours of Chase becoming aware of such Broker Alleged Trade. If such 24 hour period would expire on a day that is not a Business Day, it shall be deemed to expire at the same time of day on the next Business Day.

                         H. For the purposes of Clause 2I, Clause 3F and 3G above "BUSINESS DAY" shall mean a day (other than a Saturday) on which banks are open in New York for the transaction of business of the nature contemplated herein.

STATEMENTS AND           I.    (a)    Chase  will at any time at the  Fund's
ADVICES                               request  deliver  to the Fund as soon as
                                      reasonably practicable a statement of the Securities held by it or to its order on behalf of the Fund.

                               (b) A certificate or statement by Chase as to any Liabilities or any Financial Assets or cash held in any account for the Fund shall be conclusive in the absence of error. Prices and other information contained in any statement sent to the Fund will be obtained from sources Chase believes to be reliable. Chase does not, however, make any representation as to the accuracy of such information, nor that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets. References in this Agreement to statements include any statements in electronic form.

4.       BORROWINGS AND FOREIGN EXCHANGE

OVERDRAFTS BEAR          A.    Overdrafts
INTEREST AT NORMAL
RATES                          If a debit to any currency in the Cash  Account
                               of the Fund results in a debit balance in that currency then Chase may, at its discretion, advance an amount equal to the overdraft and such an advance shall be deemed a loan to the Fund, payable on demand, bearing interest at the rate charged by Chase for similar overdrafts from time to time from the date of such advance to the date of payment (both after as well as before judgement) and otherwise on the terms on which Chase makes similar overdrafts available from time to time.

FX FACILITIES MAY BE     B.    Foreign Exchange Transactions
GIVEN AT CHASE'S
DISCRETION                     To facilitate the administration of the Fund's
                               trading and investment activity, Chase is authorised at its discretion to enter into spot or forward foreign exchange contracts with the Fund in connection with the Fund and may also provide foreign exchange contracts and facilities through its affiliates or Eligible
                               Foreign Custodians provided that the Fund shall always receive a market rate reasonably prevailing on the date of the transaction for transactions of similar size. Instructions, including standing instructions, may be issued with respect to such contracts but Chase may establish Rules or limitations concerning any foreign exchange facility made available. In all cases where Chase, its affiliates or Eligible Foreign Custodians enter into a foreign exchange contract related to any Account, the terms and conditions then current for foreign exchange contracts of Chase, its affiliates or Eligible Foreign Custodians and, to the extent not inconsistent, this Agreement, shall apply to such transaction.

5.       FEES EXPENSES AND OTHER AMOUNTS OWING TO CHASE

FEES - CHASE
AUTHORISED TO            A.    The Fund will pay Chase for its services under
                               this Agreement. The Fee shall be such amount as may be agreed upon in writing, together with Chase's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Chase may increase such fees only with the written consent of the Fund. If

DEDUCT FEES                    authorized in writing by an officer of the
                               Fund, Chase may deduct such amounts owing to it by the Fund from the Fund's Cash Account monthly in arrears.

                         B. In the event of termination of this Agreement, Chase shall be entitled to receive a proportionate amount of fees due to it calculated on a pro-rata basis up to and including the date of termination.

CHASE'S RIGHTS OVER      C.    Chase agrees that it waives its rights to any
SECURITIES                     liens or other security interest over any
                               Financial Assets held for the Fund that may arise under applicable law save for the limited right of sale specified in Clause 14.

CHASE HAS A RIGHT OF     D.    Following a reasonable period of notice,  Chase
SET OFF                        may set off against any amount owing by the Fund
                               under this Agreement in respect of the account of the Fund any currency standing to the credit of any of the Fund's accounts whether current, deposit or otherwise. For this purpose, Chase shall be entitled to accelerate the maturity of any fixed term deposits and to effect such currency conversions as may be necessary at its current rates for the sale and purchase of the relevant currencies.


6.       ELIGIBLE FOREIGN CUSTODIANS AND SECURITIES DEPOSITORIES

DELEGATION PURSUANT TO      A.      The Fund's Board of Trustees  (hereinafter
RULE                                "BOARD") hereby delegates to Chase, and,
17F-5                               except as to the  country or  countries  as
                                    to which Chase may, from time to time,
                                    advise the Fund that it does not accept such delegation, Chase hereby accepts the delegation to it, of the obligation to perform as the Fund's "Foreign Custody
                                    Manager" (as that term is defined in SEC
                                    Rule 17f-5(a)(3) as promulgated under the 1940 Act, including for the purposes of: (I) selecting "Eligible Foreign Custodians" (as the term is defined in SEC Rule 17f-5(a)(I), as amended from time to time, or that have otherwise been exempted pursuant to an SEC exemptive order) to hold the Fund's "Foreign
                                    Assets" (as that term is defined in SEC Rule
                                    17f-5(a)(1)), (ii) evaluating the
                                    contractual arrangements with such Eligible
                                    Foreign Custodians (in accordance with SEC
                                    Rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (in accordance with SEC Rule 17f-5(c)(3)).


DUTIES OF FOREIGN           B.      In connection with the foregoing, Chase
CUSTODY                             shall:
MANAGER
                         (i)        provide written reports notifying the Fund's
                                    Board of the placement of the Fund's Foreign
                                    Assets with particular Eligible Foreign
                                    Custodians and of any material change in the arrangements with such Eligible Foreign
                                    Custodians, with such reports to be provided to the Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (and until further notice from the Fund such reports shall be provide not less than quarterly with respect to the placement of the Fund's Foreign
                                    Assets with particular Eligible Foreign
                                    Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible
                                    Foreign Custodians);

                         (ii) exercise reasonable care, prudence and diligence in performing as the Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of the Fund's Foreign Assets would exercise;

                         (iii) in selecting an Eligible Foreign Custodian, first have determined that the Fund's Foreign Assets placed and maintained in the care of such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of the Fund's Foreign Assets, including, without limitation, those factors set forth in SEC Rule 17f-5(c)(1)(i)-(iv);

                         (iv) ensure that the Fund's arrangement with each Eligible Foreign Custodian is governed by a written contract that Chase has determined will provide reasonable care for the Fund's Foreign Assets based on the standards specified in SEC Rule 17f-5(c)(1) and contains at least the provisions required by SEC Rule 17f-5(c)(2); and

                         (v) has established a system to monitor the continued appropriateness of maintaining the Fund's Foreign Assets with particular Eligible Foreign Custodians under SEC Rule 17f-5(c)(1) and of the governing contractual arrangements under SEC Rule 17f-5(c)(2); it being understood, however, that Chase shall promptly advise the Fund if the Fund's arrangements with an Eligible Foreign Custodian no longer meet the requirements of SEC Rule 17f-5 and shall then act in accordance with the Instructions of the Fund with respect to the disposition of the affected Foreign Assets.

                          Subject to subclause B(i)-(v) above, Chase is hereby authorized to place and maintain the Fund's Foreign Assets with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Chase.

                              C. Except as expressly provided herein, the Fund shall be solely responsible to assure that the maintenance of the Fund's Foreign Assets hereunder complies with the Rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

                              D. Chase represents to the Fund that it is a "U.S. BANK" as defined in SEC Rule 17f-5(a)(7) and will promptly notify the Fund in the event that it is no longer a U.S. Bank. The Fund represents to Chase that: (a) its Foreign Assets being placed and maintained in Chase's custody are subject to the 1940 Act; and (b) its Board has determined that it is reasonable to rely on Chase to perform as the Fund's Foreign Custody Manager. Nothing contained herein shall require Chase to make any selection or to engage in any monitoring on behalf of the Fund that would entail consideration of Country Risk.

                              E.    Chase shall provide to the Fund such
                                    information relating to Country Risk as is specified in Schedule 6 hereto. The Fund hereby acknowledges that: (a) such information is solely designed to inform the Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (b) Chase has gathered the information from sources it considers reliable, but that Chase shall have no responsibility for inaccuracies or incomplete information.

U.S. SECURITIES               F.    Chase and each Eligible Foreign Custodian
DEPOSITORIES                        may deposit Securities with, and hold
                                    Securities in, any Eligible Securities
                                    Depository, settlement system,
                                    dematerialized book entry system or
                                    similar system (together a "U.S. ELIGIBLE
                                    SECURITIES DEPOSITORY") on such terms as such systems customarily operate. Chase will provide the Fund with market information containing details of such
                                    U.S. Securities Depositories from time to time.

USE OF ELIGIBLE               G. (i)  Chase shall provide to the Fund and its
SECURITIES                            investment advisers an analysis of the
DEPOSITORIES PURSUANT                 custody risks associated with maintaining
TO RULE 17F-7                         the Fund's Foreign Assets with each
                                      Eligible Securities Depository (as
                                      defined in SEC Rule 17f-7(b)(1)(i)-(vi)
                                      of the 1940 Act, or that has otherwise
                                      been made exempt pursuant to an SEC
                                      order) used by Chase as of the date
                                      hereof (or, in the case of an Eligible
                                      Securities Depository not used by Chase
                                      as of the date hereof, prior to the
                                      initial placement of the Fund's Foreign
                                      Assets at such depository) and at which
                                      any Foreign Assets of the Fund are held
                                      or are expected to be held. The foregoing analysis will be provided to the Fund and its investment adviser at Chase's Website
                                      (www.Chase.com.) In connection with the
                                      foregoing, the Fund shall notify Chase of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Chase shall monitor the custody risks associated with maintaining the Fund's Foreign Assets at each such Eligible Eligible Securities
                                      Depository on a continuing basis and
                                      shall promptly notify the Fund or its
                                      investment adviser of any material
                                      changes to such risks.

                                 (ii) Chase shall exercise reasonable care,
                                      prudence and diligence in performing the requirements set forth in Subclause B(i) above.

                                 (iii)Based on the information available to it
                                      in the exercise of diligence, Chase shall determine the eligibility under SEC Rule 17f-7 of each depository before including it as an Eligible Securities Depository on
                                      Schedule 7 hereto and Chase shall ensure that the Fund (or its duly-authorized investment manager or investment adviser) receives prompt and sufficient information hereunder if and when a custody arrangement with an Eligible Securities Depository no longer meets the requirements of Rule 17f-7, so that the Foreign Assets may be withdrawn from the depository as soon as reasonably practicable thereafter in accordance with section (a)(2) of Rule 17f-7. (Eligible Securities Depositories used by Chase as of the date hereof are set forth in
                                      Schedule 7 hereto, and as the same may be amended on notice to the Fund from time to time.)

                                 (iv) At the request of the Fund, Chase may, but
                                      need not, add to Schedule 1 an Eligible
                                      Foreign Custodian where Chase has not
                                      acted as Foreign Custody Manager with
                                      respect to the selection thereof. Chase
                                      shall notify the Fund in the event that it elects to add any such entity.

LIABILITY FOR EIGIBLE       H.   Chase shall not be liable for any loss
FOREIGN CUSTODIANS AND           resulting from:
SECURITIES DEPOSITORIES
                                 (i)  the insolvency of any Eligible Foreign
                                      Custodian which is not a branch or
                                      affiliate of Chase; or

                                 (ii) any act of any Eligible Foreign Custodian,
                                      save where such loss results from an error or omission by the Eligible Foreign Custodian or the failure by the Eligible Foreign Custodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud, willful default or negligence (measured in accordance with the standards U.S. prevailing in the relevant market) of such Eligible Foreign
                                      Custodian in the provision of custodial
                                      services by it; or

                                 (iii) any act, omission or insolvency of any
                                      U.S. Eligible Securities Depository or
                                      Eligible Securities Depository.


HOLDING OF REGISTERED    I.    (i)    Chase is authorised to hold:
AND BEARER SECURITIES
                                      (a)  in bearer form, such Securities as
                                           are customarily held in bearer form;
                                           and

                                      (b)    subject to subsection (ii) below,
                                             registered in the name of (at
                                             Chase's discretion) the Fund,
                                             Chase, a Eligible Foreign Custodian
                                             or any nominee of Chase or a
                                             Eligible Foreign Custodian, such
                                             Financial Assets as are customarily
                                             held in registered form.

                               (ii) although Securities will ordinarily be registered in the name of a nominee, Chase may from time to time (due to the nature of law or market practice, where it is in the Fund's best interest or it is not feasible to do otherwise) register or record securities in the name of an Eligible Foreign Custodian or Chase itself with prior notice to the Fund of such registration or recordings, other than where in Chase's reasonable opinion the giving of such prior notice may result in a delay which could jeopardise the protection of the assets of the Fund, in which case notice will be given as soon as reasonably practical following such registration or recording (provided however, that any registration of Securities in the name of an Eligible Foreign Custodian or Chase indicates such Financial Assets are held for the benefit of customers and not, in any event, for the benefit of Chase or any Eligible Foreign Custodian or foreign securities system or any nominee thereof). If Securities are registered in Chase's name the Securities in question may not be segregated from assets of Chase and in the event of default by Chase, customers' assets may not be as well protected. Arrangements with the Eligible Foreign Custodians are such that Chase's customer securities with them must be in a separate account containing assets belonging only to the customers of Chase and not Chase's proprietary assets. In any event, Chase will notify the Fund of the registration name used in respect of Securities.

                               (iii)  in the absence of negligence, wilful
                                      default or fraud on its part Chase shall not be liable for any loss suffered howsoever caused as a result of an Instruction to hold Securities with, or have them registered in the name of, any person not chosen by Chase.

                               J.   Neither Chase nor CMBI shall assume
                                    responsibility for, and neither shall be liable for, any action or inaction of any Russian Registrar Company and no Russian Registrar Company shall be, or shall be deemed to be, Chase, CMBI, a Eligible Foreign Custodian, a Eligible Securities Depository or the employee, agent or personnel of any of the foregoing. To the extent that CMBI employs agents to perform any of the functions to be performed by Chase or CMBI with respect to Local Russian Securities, neither Chase nor CMBI shall be responsible for any act, omission, default or for the solvency of any such agent unless the appointment of such agent was made with Russian/Ukraine Negligence or in bad faith except that where Chase or CMBI uses (i) an affiliated nominee or (ii) an agent to perform the share registration or share confirmation functions described at paragraphs (a)-(e) on pages 5-6 of the No-Action Letter, and, to the extent applicable to CMBI, the share registration functions described on pages 2-3 of the No-Action Letter, Chase and CMBI shall be liable to the Fund as if CMBI were responsible for performing such services itself.

                                K   Delegation by Chase to the Ukrainian
                                    Eligible Foreign Custodian shall not relieve
                                    Chase of any responsibility to the Fund for any loss due to such delegation, and Chase shall be liable for any loss or claim arising out of or in connection with the performance by the Ukrainian Eligible Foreign Custodian of such delegated duties to the same extent as if Chase had itself provided the custody services hereunder. In connection with the foregoing, neither Chase nor the Ukrainian Eligible Foreign Custodian shall assume responsibility for, and neither shall be liable for, any action or inaction of any Registrar Company or Ukrainian Eligible Securities Depository and no Registrar Company or Ukrainian depository shall be, or shall be deemed to be, Chase, the Ukrainian Eligible Foreign Custodian, a Eligible Foreign Custodian, or the employee, agent or personnel of any of the foregoing. In addition, no Registrar Company shall be deemed to be a Eligible Securities Depository. To the extent that the Ukrainian Eligible Foreign Custodian employs agents to perform any of the functions to be performed by Chase or the Ukrainian Eligible Foreign Custodian with respect to Ukrainian Securities, neither Chase nor the Ukrainian Eligible Foreign Custodian shall be responsible for any act, omission, default or for the solvency of any such agent unless the appointment of such agent was made with Russian/Ukraine Negligence or in bad faith, except that where Chase or the Ukrainian Eligible Foreign Custodian uses (i) an affiliated nominee or (ii) an agent to perform the share registration or share confirmation functions described in paragraphs (a)-(e) on pages 5-6 of the No-Action Letter, and, to the extent applicable by extension to the Ukrainian Eligible Foreign Custodian, the share registration functions described on pages 2-3 of the No-Action Letter, Chase and the Ukrainian Eligible Foreign Custodian shall be liable to the Fund as if the Ukrainian Eligible Foreign Custodian were responsible for performing such services itself.

7.       BROKERS AND OTHER THIRD PARTIES

BROKER/                  A.    Chase  shall not be  responsible  for any loss
THIRD PARTY DEFAULT            solely  resulting  from a failure by any broker
                               or any other third party beyond the control of Chase. In particular, if a broker or any third party defaults on any obligation to deliver Securities or pay cash, Chase shall have no liability to the Fund for such non-delivery or payment in the absence of Chase's own negligence, willful default, bad faith or fraud. Payments of income and settlement proceeds are at the risk of the account. If
                               Chase, at the request of the Fund, appoints a broker or agent to effect any transaction on behalf of the Fund, Chase shall have no liability whatsoever in respect of such broker's duties or its actions, omissions or solvency unless, if Chase selects such broker or agent, Chase fails to exercise reasonable care in such selection.

DELIVERY TO BROKERS      B.    Absent Chase's own negligence, willful default,
                               bad faith or fraud, Chase shall not be liable for losses arising from a proper Instruction to deliver Securities or cash to a broker, even if Chase might have information tending to show that this course of action, or the choice of a particular broker for a transaction, was unwise.

8.       OMNIBUS ACCOUNTS

         The Fund authorises Chase or its Eligible Foreign Custodian to hold Financial Assets in fungible accounts and will accept delivery of Financial Assets of the same class and denomination as those deposited with Chase or its Eligible Foreign Custodian.

9.       ABOUT THE PARTIES

THE PARTIES STATE THAT   A.    The Fund represents and warrants that:
THEY HAVE FULL
AUTHORITY TO PERFORM             (i)  it has full authority and power, and has
UNDER THIS AGREEMENT                  obtained all necessary authorisations
                                      and consents, to deposit and control the Financial Assets and cash in the Accounts, to appoint and to use Chase as custodian in accordance with the terms of this Agreement and to borrow money and enter into foreign exchange transactions provided always that it shall be the duty of the Fund and not Chase to ensure that there is no breach of any limit imposed on the Fund;

                               (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary action to authorise the execution of this Agreement;

                               (iii) it has not relied on any oral or written representation made by Chase or any person on its behalf except as contained in this Agreement and acknowledges that this Agreement sets out to the fullest extent the duties of Chase;

                                 (iv) the Financial Assets and cash deposited in
                                      the Accounts are not subject to any
                                      encumbrances or security interest
                                      whatsoever, other than a security interest that may be created in favor of Chase, and the Fund undertakes that, so long as Liabilities are outstanding, it will not create or permit to subsist any such encumbrance or security interest over Financial Assets or cash, without prior notification to Chase of the same, and in any event, Chase shall not be liable if performance of its obligations under this Agreement is prevented or impeded because of the existence of any such encumbrance or security.

                         B.    Chase represents and warrants that:

                                 (i) it has full authority and power, and has obtained all necessary authorisations and consents, to act as custodian in accordance with the terms of this Agreement;

                                 (ii) this Agreement is its legal, valid and
                                      binding obligation, enforceable in
                                      accordance with its terms and it has full power and authority to enter into and has taken all necessary action to authorise the execution of this Agreement;

                               (iii) it has not relied on any oral or written representation made by the Fund or any person on its behalf except as contained in this Agreement and acknowledges that this Agreement sets out to the fullest extent the duties of the Fund;

                               (iv) as specified in Clause 5C, Chase waives its rights to any liens or other security interest over any Securities held for the Fund that may arise under the applicable law, save for the limited right of sale specified in Clause 14.

10.      CONFLICTS OF INTEREST

CHASE PROVIDES DIVERSE     Provided that nothing in this Clause herein shall be
FINANCIAL SERVICES AND     taken as authorising Chase to  contravene any and all
MAY GENERATE               applicable laws, the Fund hereby authorises Chase to
PROFITS AS A RESULT        act hereunder notwithstanding that:

                           (i) Chase or any of its divisions, branches or
                               affiliates may have a material interest in the transaction or that circumstances are such that Chase may have a potential conflict of duty or interest including the fact that Chase or any of its affiliates may:

                               (a) act as a market maker in the Financial Assets to which the Instructions relate;

                               (b)    provide broking services to other clients;

                               (c) act as financial adviser to the issuer of such Financial Assets;

                               (d) act in the same transaction as agent for more than one client;

                               (e) have a material interest in the issue of the Financial Assets; or

                               (f) earn profits from any of the activities listed herein.

CHASE NO DUTY TO           (ii)Chase or any of its divisions, branches or
ADVISE IF IT IS AWARE          affiliates may be in possession of  information
THAT INSTRUCTIONS MAY          tending to show that the Instructions received
BE UNWISE                      may not be in the best interests of the Fund.
                               Chase is not under any duty to disclose any such information.

11.      STANDARD OF CARE - HOW CHASE IS TO PERFORM ITS DUTIES UNDER THIS
         AGREEMENT

REASONABLE CARE          A.    Except to the extent  that a higher  standard of
                               care applies pursuant to Clause 6 of this Agreement, Chase will exercise due care in accordance with reasonable commercial standards in performing its obligations under this Agreement and Chase will look after assets with the same degree of care as it does for its own similar assets in the relevant market provided that Chase shall exercise at least the degree of skill and care of a prudent professional custodian for hire. It is understood and agreed, however, that for Local Russian Securities
                               Chase's safekeeping responsibilities shall be limited to safekeeping of relevant Share
                               Extracts. It is understood and agreed that for Ukraine Securities Chase's responsibility shall be limited to the safekeeping of the relevant
                               Share Extracts and Depository Extracts.

CHASE CAN TAKE ADVICE    B.    Chase shall be entitled to rely on, and may act
                               upon the advice of external professional advisers in relation to matters of law, regulation or market practice (which may be the external professional advisers of the Fund), and shall not be liable to the Fund for any action reasonably taken or omitted pursuant to such advice, save to the extent that Chase is able to recover from such external professional advisers in respect of negligent advice given.

INSURANCE                C.    Chase need not maintain any insurance cover for
                               the benefit of the Fund but, at the request of the Fund, Chase will confirm to the Fund details of the insurance policy(ies) (commonly referred to as a "FINANCIAL INSTITUTIONAL
                               BOND") between Chase and its insurers providing in the aggregate coverage in an amount not less than US$140,000,000 and insurance policy(ies) providing at least S$140,000,000 cover for securities in transit in the custody of any employee or designated messenger of Chase.

12.      WHEN CHASE IS NOT LIABLE

MARKET AND COUNTRY RISK  A.    Investing in foreign markets may be a risky
                               enterprise. The holding of assets and cash in foreign jurisdictions may involve risks of loss or other special features. Chase accepts no liability whatsoever for any loss which results solely from:

                               (i)    the general risks of investing; or

                               (ii)   Country Risk.

FORCE MAJEURE            B.    Chase shall have no liability for any damage,
                               loss, expense or liability of any nature which the Fund may suffer or incur, caused by an act of God, fire, flood, civil or labour disturbance (save where the labour disturbance occurs within Chase or any Eligible Foreign
                               Custodian which is a branch or affiliate of Chase in circumstances which are within its reasonable control), act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery (other than by Chase or its Eligible Foreign Custodian), malfunction of equipment (including, without limitation any computer or related software other than Chase's own computers or software or those of its Eligible Foreign Custodians), failure of or the effect of Rules or operations of any funds transfer system, inability to obtain or interruption of communications facilities, or any cause beyond the reasonable control of Chase (including without limitation, the non-availability of appropriate foreign exchange).

ACTING REASONABLY AND    C.    Chase shall not be liable for acting on what it
IN GOOD FAITH                  reasonably  and in good faith  believes to be
                               Instructions or in relation to notices,
                               requests, waivers, consents, receipts,
                               corporate actions or other documents which Chase reasonably and in good faith believes to be genuine and to have been given or signed by the appropriate parties. In respect of the undertaking given by brokers for Taiwanese
                               Securities as detailed in Schedule 3 Chase shall not be liable for acting on an undertaking which it reasonably and in good faith believes to be genuine and to have been given or signed by the appropriate parties.

INVALID SECURITIES       D.    In the absence of negligence, wilful default,
                               fraud or bad faith on its part, Chase shall not be liable to the Fund for the collection, deposit or credit of invalid, fraudulent or forged
                               Securities.

DELIVERIES               E.    Chase shall effect all transactions for each
                               account on a delivery versus payment basis except that, in the absence of negligence, wilful default, fraud or bad faith on its part, Chase shall not be liable for losses arising out of effecting Instructions for delivery or payment against an expectation of receipt, save where such delivery or payment was contrary to local market practice or with respect to Local
                               Russian Securities, where it is agreed that payment shall not be made prior to the issuance of the Share Extract relating to such Local
                               Russian Securities. Notwithstanding the
                               foregoing, if the Fund wishes to give
                               Instructions to Chase to settle a trade other than in accordance with local market practice, the Fund will signify this to Chase in the manner agreed from time to time in which case
                               Chase may decline to accept such Instructions to the extent provided for in Clauses 3D and 3E. Chase shall use all reasonable endeavours to comply with such Instructions.

CASES WHEN CHASE IS      F.    Except as provided in Clause 6, Chase shall
NOT LIABLE                     only be liable to the Fund to the extent Chase
                               or its officers, employees or agents have been fraudulent, negligent, or are in wilful default, of its or their duties as set out in this Agreement and to the extent provided for in Clause 6H. Chase and the Fund agree that Chase's liability to the Fund shall be determined based upon the direct and foreseeable consequences of Chase's fraudulence, negligence, wilful default or bad faith or Chase's liability for Eligible Foreign
                               Custodians as described in Clause 6H.

13.      INDEMNITY

THE FUND TO INDEMNIFY    A.    Save in respect of fraud, negligence, willful
CHASE                          default or bad faith of Chase or its officers,
                               employees or agents, and save in respect of any action of any Eligible Foreign Custodian for which Chase is liable pursuant to Clause 6H, the Fund undertakes to indemnify Chase and its nominees, and to keep them indemnified, from

                               (i) any costs, calls, losses, taxes and other matters for which Chase or any of its agents, Eligible Foreign Custodians or nominees becomes liable or arising as a direct or indirect result of their status as a holder of record of Financial Assets on behalf of the Fund; and

                               (ii) any other claims, losses, liabilities, costs and expenses arising under or in connection with this Agreement.

14. TERMINATION

         This Agreement shall continue in effect until termination as provided herein, and may be amended at any time by a written instrument signed by both parties.

A.       (i)      Either of the Fund or Chase may terminate this Agreement on
                  90 days' notice in writing to the other party, PROVIDED THAT all applicable legal and regulatory requirements are satisfied, namely that a replacement custodian be appointed within 90 days of such termination and that until such replacement is appointed, Chase shall take all necessary steps to ensure the good preservation of the interests of the Fund.

         (ii) In the case of termination by Chase, the Fund shall use its best endeavours to appoint a new custodian as set forth in Clause 14A(i) above within the 90-day period specified in such clause. Chase shall, in the event of such termination, deliver or cause to be delivered to any succeeding custodian, the Fund's Financial Assets and cash.

B. In the event of notice of termination of this Agreement being given under sub-clause A above, the following shall apply:

         (i) Chase shall be entitled to deduct any amounts owing to it by the Fund prior to delivery of the Financial Assets and cash to the replacement custodian (and accordingly, Chase shall, with the prior written consent of the Fund, such consent not to be unreasonably withheld be entitled to sell Financial Assets pertaining to the Fund and apply the sale proceeds in satisfaction of such amounts owing to it); and

         (ii) if the Fund does not appoint a replacement custodian within the 90-day period anticipated by sub-clause A above, Chase shall, following expiry of one further month, be entitled to exercise the rights conferred by Clause 14B(i) above; and

         (iii) termination shall not affect any of the liabilities any party owes to the other arising under this Agreement prior to such termination.

C. This Agreement may be terminated by the Fund, forthwith, if at any time:

         (a) Chase shall go into liquidation (except voluntary liquidation for the purposes of reconstruction or amalgamation upon terms previously agreed in writing by the Company), or commit any other act of bankruptcy, or if a receiver is appointed over any of the assets of Chase;

         (b) Chase shall commit any material breach of its obligations under this Agreement and, if capable of remedy, Chase fails to make good such breach within 45 days of receipt of notice from the Fund requiring it to do so:

         (c) Chase's supervisory authority shall, as a result of a wrongful act or omission by Chase, withdraw or fail to renew Chase's authorisation to act as a bank or as a custodian of assets such that Chase is no longer permitted to act as custodian hereunder and it is mandatory that the Fund appoints a new custodian; or

         (d) Chase is no longer eligible to serve as the Fund's Foreign Custody Manager under SEC Rule 17f-5 or to perform its delegated responsibilities under SEC Rule 17f-7.

15.      RUSSIA

                         A.    (i)    Chase will advise the Fund (and will
                                      update such advice from time to time as
                                      changes occur) of those Russian Registrar
                                      Companies with which CMBI has entered
                                      into a Registrar Contract. Chase shall
                                      cause CMBI to monitor each Russian
                                      Registrar Company and to promptly advise the Fund when CMBI has actual knowledge of the occurrence of any one or more of the events described in paragraphs
                                      (i)-(v) on pages 8-9 of the No-Action
                                      Letter with respect to a Russian
                                      Registrar Company that serves in that
                                      capacity for any issuer the shares of
                                      which are held by the Fund.

                               (ii) Where the Fund is considering investing on behalf of the Fund in the Local Russian Securities of an issuer as to which CMBI does not have a Registrar Contract with the issuer's Russian Registrar Company, the Fund may request that CMBI consider whether it would be willing to attempt to enter into such a Registrar Contract and CMBI shall advise the Fund of its willingness to do so. Where CMBI has agreed to make such an attempt, Chase will advise the Fund of the occurrence of any one or more of the events described in paragraphs (i)-(iv) on pages 8-9 of the No-Action Letter of which CMBI has actual knowledge.

                               (iii) Where the Fund is considering investing on behalf of the Fund in the Local Russian Securities of an issuer as to which CMBI has a Registrar Contract with the issuer's Russian Registrar Company, the Fund may advise Chase of its interest in investing in such issuer and, in such event, Chase will endeavour to, so far as reasonably practicable advise the Fund of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pages 8 and 9 of the No-Action Letter of which CMBI has actual knowledge.

                         B. The Fund shall pay for and hold Chase and CMBI harmless from any liability or loss resulting from the imposition or assessment of any taxes (including but not limited to state, stamp and other duties) or other governmental charges, and any related expenses incurred by Chase, CMBI or their respective agents with respect to income on that Fund's Local Russian Securities.

                         C. The Fund acknowledges and agrees that CMBI may not be able, in given cases and despite its reasonable efforts, to obtain a Share Extract from a Russian Registrar Company and CMBI shall not be liable in any such event including with respect to any losses resulting from such failure. For the avoidance of doubt, this Clause shall not limit Chase's liability for breach of its obligations under Clause 2C above.

                         D. Subject to the co-operation of a Russian Registrar Company for at least the first two years following CMBI's first use of such Russian Registrar Company, Chase shall cause CMBI to conduct share confirmations on at least a quarterly basis, although thereafter confirmations may be conducted on a less frequent basis if the Fund, in consultation with CMBI, determines it to be appropriate.

                         E.    Chase shall cause CMBI to prepare for
                               distribution to the Fund a quarterly report identifying: (i) any concerns it has regarding the Local Russian share registration system that should be brought to the attention of the Fund and (ii) the steps CMBI has taken during the reporting period to ensure that the Fund's interests continue to be appropriately recorded.

                         F. The services to be provided by Chase hereunder will be provided only in relation to Local Russian Securities for which CMBI has entered into a Registrar Contract with the relevant Russian Registrar Company.

                         G. Chase shall be entitled to disclose any information relating to the Fund or the Local Russian Securities and/or cash held for the Fund as is required by any law, court, legal process, or banking or other regulatory or examining authorities (whether governmental or otherwise).

                         H. The Fund acknowledges that it has received, reviewed and understands the Chase market report for Russia, including, but not limited to, the risks described therein. The Fund recognises that these risks currently are inherent in investments in Local Russian Securities and that they should be assessed by the Fund as an element of the Fund's decision that it is appropriate for the Fund to invest in Local Russian Securities. Chase is not responsible for the Fund's decision that it is appropriate for the Fund to hold Local Russian Securities despite the custodial risks associated with the Russian market. Chase will promptly provide the Fund with updated market reports in accordance with Chase's normal practice.

16       UKRAINE

                         A.    (i)    Chase shall advise the Fund (and shall
                                      update such advice from time to time as
                                      changes occur) of those Registrar
                                      Companies with which the Ukrainian
                                      Eligible Foreign Custodian has entered
                                      into a Registrar Contract and the identity of those Ukrainian Securities
                                      Depositories, if any, of which it is a
                                      member. In the case of Ukrainian
                                      Securities which are held for the accounts through a Registrar Company, but not through a Ukrainian Eligible Securities
                                      Depository, Chase shall procure the
                                      Ukrainian Eligible Foreign Custodian's
                                      agreement both to monitor each Registrar
                                      Company and to promptly advise Chase
                                      (which shall then promptly advise the
                                      Fund) when the Ukrainian Eligible Foreign
                                      Custodian has actual knowledge of the
                                      occurrence of any one or more of the
                                      events described in paragraphs (i)-(v) on pages 8-9 of the No-Action Letter with respect to a Registrar Company that serves in that capacity for any issuer the shares of which are held by the Fund.

                               (ii) Where the Fund is considering investing in the Ukrainian Securities of an issuer as to which the Ukrainian Eligible Foreign Custodian does not have a Registrar Contract with the issuer's Registrar Company which Ukrainian Securities either are held though a Ukrainian Eligible Securities Depository or are held in a Ukrainian Eligible Securities Depository of which the Ukrainian Eligible Foreign Custodian is not a member, the Fund may request that Chase request the Ukrainian Eligible Foreign Custodian both to consider whether it would be willing to attempt to enter into such a Registrar Contract or become a member of such a Ukrainian Eligible Securities Depository and to advise the Fund of its willingness to do so. Where the Ukrainian Eligible Foreign Custodian has agreed to make such an attempt, Chase shall advise the Fund of the occurrence of any one or more of the events described in paragraphs (i)-(iv) on pages 8-9 of the No-Action Letter of which the Ukrainian Eligible Foreign Custodian has actual knowledge and has advised Chase.

                               (iii) Where the Fund is considering investing in the Ukrainian Securities of an issuer as to which the Ukrainian Eligible Foreign Custodian has a Registrar Contract with the issuer's Registrar Company, the Fund may advise Chase of its interest in investing in such issuer and, in such event, Chase will advise the Fund of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pages 8-9 of the No-Action Letter of which the Ukrainian Eligible Foreign Custodian has actual knowledge and has advised Chase.

                         B. The Fund shall pay for and hold Chase and the Ukrainian Eligible Foreign Custodian harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income on the that Fund's Ukrainian Securities.

                         C. The Fund acknowledges that the Ukrainian Eligible Foreign Custodian may not be able, in given cases and despite its reasonable efforts, to obtain a Share Extract from a Registrar Company or a Depository Extract from a Ukrainian Eligible Securities Depository, and neither Chase nor the Ukrainian Eligible Foreign Custodian shall be liable in any such event including with respect to any losses resulting from such failure.

                         D. Subject to the co-operation of a Registrar Company, for at least the first two years following the Ukrainian Eligible Foreign Custodian's first use of a Registrar Company, Chase shall procure the Ukrainian Eligible Foreign Custodian's agreement to conduct share confirmations with that Registrar Company on at least a quarterly basis, although thereafter confirmations may be conducted on a less frequent basis if the Fund, in consultation with Chase, determines it to be appropriate.

                         E. Chase shall prepare for distribution to the Fund a quarterly report identifying: (i) any concerns the Ukrainian Eligible Foreign Custodian has regarding the Ukrainian share registration system that should be brought to the attention of the Fund; and (ii) the steps the Ukrainian Eligible Foreign Custodian has taken during the reporting period to help assure that the Fund's interests continue to be appropriately recorded.

                         F. The Fund acknowledges that it has received, reviewed and understands Chase's market report for the Ukraine, including, but not limited to, the risks described therein.

                         G. Except as provided in Clause 15C above, the services to be provided hereunder will be provided only in relation to Ukrainian Securities for which the Ukrainian Eligible Foreign Custodian has entered into a Registrar Contract with the relevant Registrar Company or which are held through a Ukrainian Eligible Securities Depository of which the Ukrainian Eligible Foreign Custodian is a member.

17.       MISCELLANEOUS

NOTICES                    A.  Notices (other than Instructions) shall be
                               served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice shall not be deemed to be given unless it has been received.

SUCCESSORS AND ASSIGNS     B.  This Agreement shall be binding on each of the
                               parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

INTERPRETATION             C.  Headings, marginal notes and paragraphs are
                               for convenience only and are not intended to affect interpretation. References to clauses are to clauses of this Agreement and references to sub-clauses and paragraphs are to sub-clauses of the clauses and paragraphs of the sub-clauses in which they appear.

INTER PLEADER CLAUSE.      D.  In the event of any dispute between or
WHAT HAPPENS IF THERE          conflicting claims by any person or persons with
IS A DISPUTE IN                respect to Financial Assets held in a Securities
RELATION TO THE ASSETS         Account or cash in a Cash Account, Chase shall
HELD IN THE ACCOUNT            be entitled to apply to a court of law to
                               determine the rights of such persons and meanwhile at its option to refuse to comply with any and all claims, demands or Instructions with respect to such Financial Assets or cash and other property related thereto so long as such dispute or conflict shall continue. Chase shall not be liable or become liable in any way for its refusal to comply with such conflicting claims, or demands or Instructions. Chase shall be entitled to refuse to act until either:

                               (i)    such conflicting or adverse claims or
                                      demands shall have been:

                                      a)   finally determined in a court of
                                           competent jurisdiction; or

                                      b)   settled by agreement between the
                                           conflicting parties and Chase shall
                                           have received evidence in writing
                                           satisfactory to Chase of such
                                           agreement; or

                               (ii) Chase shall have received an indemnity and/or security satisfactory to Chase sufficient to save it harmless from and against any or all loss, liability or expense which Chase may incur by reason of its actions.


ENTIRE AGREEMENT         E.    This Agreement, including the Schedules and the
                               Exhibits hereto, sets out the entire Agreement between the parties and this Agreement supersedes any other agreement relating to custody, whether oral or written with respect to the Fund. Amendments must be in writing and signed by all parties.

FRACTIONS/               F.    The Fund  shall not be entitled to any fraction
REDEMPTIONS BY LOT             or other entitlement arising as a result of Chase
                               holding Financial Assets in omnibus accounts, as described in Clause 8, which is not directly referable solely to the holding of the Fund, and such fractions or entitlements shall be at the disposal of Chase, provided that Chase shall have paid to the Fund the market value of such fraction. On partial redemptions, Chase shall use whatever method it deems fair to determine how shares will be redeemed.

ACCESS TO CHASE'S        G.    Chase shall, on written  request allow the
RECORDS                        auditors of the Fund such reasonable  access to
                               its records relating to the Accounts as such auditors may reasonably require in connection with the audit of the Fund. Further Chase's books and records pertaining to the services to be provided by Chase under this Agreement, shall be open to examination and review at reasonable times by the Fund. In addition Chase agrees to comply with any other reasonable due diligence checks that the Fund may wish to carry out from time to time in relation to the Accounts.

GLOBAL CUSTODY           H.    If and to the extent  that there is any
AGREEMENT AND MANDATE          inconsistency  between the  provisions  of any
                               mandate between Chase and any Authorised Person and/or the Fund and/or the Investment Manager and the provisions of this Agreement, the provisions of this Agreement shall prevail.

STOCK LENDING            I.    Chase unconditionally and irrevocably agrees that
                               it shall not lend to, or deposit by way of collateral with a third party any part or whole of the Financial Assets held by it under this Agreement without the prior written consent ofe the Fund.

GOVERNING LAW AND        J.    This  Agreement  shall be governed by and
JURISDICTION                   construed in accordance  with the laws of the
                               United States or State of New York, as
                               applicable, without regard to New York's principles regarding conflict of laws. The
                               United States District Court for the Southern
                               District of New York will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County will have sole and exclusive jurisdiction. Either of these courts will have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby.

TRUSTEE SHAREHOLDER      K.    A copy of the  Agreement and Declaration of Trust
LIABILITY, ETC                 of the Fund is on file with the Secretary of
                               State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is not binding upon any of the trustees, officers or shareholders of the Fund individually, but is binding only upon the assets and property of the Fund. Chase agrees that no trustee, officer or shareholder of the Fund may be held personally liable or responsible for any obligations of the Fund arising out of this Agreement.

INDIVIDUAL               L.    The parties intend, acknowledge and agree that
ARRANGEMENTS OF EACH           this Agreement shall constitute a separate and
PORTFOLIO; ADDITIONAL          discrete contractual arrangement between Chase
PORTFOLIOS                     and the Fund on behalf of each Portfolio
                               separately, and shall be construed in all respects so as to give effect to this intention to the same extent as if the Agreement between Chase and the Fund on behalf of each Portfolio were set out in a separate writing. In this regard, unless the context clearly indicates otherwise, references to the "Fund" under this Agreement shall be interpreted to mean and refer to each Portfolio, taken separately (for example, references to the Financial Assets of or belonging to the "Fund" hereunder shall mean the Financial Assets of or belonging to a particular Portfolio). Without limiting the generality of the foregoing, the parties acknowledge and agree that each Portfolio's obligations and duties under this Agreement are individual and are neither joint nor joint and several, and that no Portfolio shall be liable or responsible for the acts, omissions, or liabilities of any other Portfolio or of the Fund on behalf of or in respect of any other
                               Portfolio. In the event that the Fund
                               establishes one or more series in addition to the Portfolios listed on Exhibit B hereto with respect to which it desires to have Chase render services as custodian under the terms hereof, the Fund shall notify Chase in writing, and if Chase agrees in writing to provide such services, Exhibit B shall be amended to add such series and such series shall become a Portfolio hereunder for all purposes.


18.      DEFINITIONS

         The following capitalized terms shall have the meanings ascribed to them below; provided that, except with respect to Section 15 and Section 16, such terms shall be interpreted and construed in accordance with the definitions of such terms in part (c) of Rule 17f-4 under the 1940 Act where the context so requires.

                        (a) "ACCOUNT" has the meaning set forth in Section 2A(i) of this Agreement.

                        (b)"AFFILIATE" of a person shall mean an "affiliated person" of such person as that term is used in the 1940 Act.

                        (c) "AUTHORIZED PERSON" has the meaning set forth in
                        Section 3A(i) of this Agreement.

                        (d)"CASH ACCOUNT" has the meaning set forth in Section 2A(i)(b) of this Agreement.

                        (e)"CMBI" shall mean Chase Manhattan Bank International, an indirect wholly-owned subsidiary of Chase, located in Moscow, Russia, and any nominee companies appointed by it.

                        (f)"CORPORATE ACTION" has the meaning set forth in
                        Section 2I(i) of this Agreement.

                        (g)"COUNTRY RISK" means the risks of investing or holding assets in a particular country, including, but not limited to, risks arising from nationalization, expropriation or other governmental actions; the country's financial infrastructure, including prevailing custody and settlement practices; laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody in that country; the country's regulation of the banking and securities industries, including changes in market Rules; currency restrictions, devaluations and fluctuations in that country; and market conditions affecting the orderly execution of securities transactions or the value of assets in that country.

                        (h)"DEPOSITORY EXTRACT" shall mean an extract issued by a Ukraine Eligible Securities Depository.

                        (i)"DIRECT LOSS" shall mean a loss determined based on the market value of the Ukraine Security that is the subject of the loss at the date of discovery of such loss and without reference to any consequential damages, special conditions or circumstances.

                        (j)"ENTITLEMENT HOLDER" means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

                        (k)"FINANCIAL ASSET" means, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Security, a security certificate, or a Securities Entitlement. "FINANCIAL ASSET" does not include cash.

                        (l)"INSTRUCTIONS" has the meaning set forth in Section 3A(ii) of this Agreement.

                        (m)"LIABILITIES" means any liabilities, losses, claims, costs, damages, penalties, obligations or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and reasonable disbursements).

                        (n) "RUSSIAN/UKRAINE NEGLIGENCE" with respect to Local Russian Securities and Ukraine Securities shall mean the failure to exercise Reasonable Care.

                        (o)"NO-ACTION LETTER" shall mean the response of the Securities and Exchange Commission's Office of Chief Counsel of Investment Management, dated April 18, 1995, in respect of the Templeton Russia Company, Inc. (SEC Ref. No. 95-141-CC, File No. 811-8788) providing "no-action" relief under Section 17(f) of The Investment Company Act of 1940, as amended, and SEC Rule 17f-5 thereunder, in connection with custody of such Fund's Local Russian Securities investment.

                        (p)"REASONABLE CARE" with respect to Local Russian Securities and Ukraine Securities shall mean the use of reasonable custodial practices under the applicable circumstances as measured by the custodial practices then prevailing in Russia or the Ukraine (respectively) of International Financial Institutions acting as custodians for their institutional investor clients in Russia or the Ukraine (respectively).

                        (q)"REGISTRAR COMPANY" shall mean any entity providing share registration services to an issuer of Ukraine Securities.

                        (r)"RUSSIAN REGISTRAR COMPANY" shall mean any entity providing share registration services to an issuer of Local Russian Securities.

                        (s)"REGISTRAR CONTRACT" shall mean a contract between CMBI or for Ukraine Securities the Ukraine Eligible Foreign Custodian and a Registrar Company (and as the same may be amended from time to time) containing, inter alia, the contractual provisions described in paragraphs
                        (a)-(e) on pages 5 and 6 of the No-Action Letter with the following modifications in relation to Ukraine
                        Securities: (1) reregistration by a registrar is to take place within five Ukrainian business days (rather than within 72 hours) after satisfactory documentation has been submitted to the registrar, (2) it is anticipated that all Ukrainian Securities shall be held in the name of a Ukrainian Eligible Foreign Custodian nominee (rather than certain securities being held in beneficial owner name) in the registration books, and (3) the Ukrainian Eligible Foreign Custodian will itself obtain audit rights (rather than obtaining rights for the Fund's own auditors) with respect to the share registration books .

                        (t)"LOCAL RUSSIAN SECURITY" shall mean a Security issued by a Russian issuer and held in the local market by CMBI but shall not include Depository Receipts.

                        (u)"DEPOSITORY RECEIPTS" with respect to Russian Securities shall mean global, international and American depository receipts or other such instruments which it is not market practice to settle and hold through a Russian Eligible Foreign Custodian.

                        (v)"SECURITIES" has the meaning set forth in Section 2A(i)(a) of this Agreement.

                        (w)"SECURITIES ACCOUNT" has the meaning set forth in
                        Section 2A(i)(a) of this Agreement.

                        (x)"SECURITIES ENTITLEMENT" means the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

                        (y)"SECURITIES INTERMEDIARY" means Chase, a Eligible Foreign Custodian, a Eligible Securities Depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

                        (z)(aa) "SHARE EXTRACT" shall mean: (1) an extract of its share registration books issued by a Registrar Company or Ukrainian Eligible Securities Depository indicating an investor's ownership of a security; and
                        (2) a form prepared by the Ukrainian Eligible Foreign Custodian or its agent in those cases where a Registrar Company or Ukrainian Eligible Securities Depository, as the case may be, is unwilling to issue a Share Extract.

                        (bb)"UKRAINIAN ELIGIBLE SECURITIES DEPOSITORY" shall mean any entity both: (1) which is licensed under Ukrainian law to carry out, as a depository, registration of rights to Ukrainian Securities, which, in turn, the Ukrainian Eligible Securities Depository has registered on an omnibus basis with Registrar Companies; and (2) in which the Ukrainian Eligible Foreign Custodian participates. (There are no Ukrainian Securities Depositories as of the date hereof.)

                        (cc)"UKRAINIAN SECURITY" shall mean an equity Security issued by a Ukrainian issuer.

                        (dd)"UKRAINIAN ELIGIBLE FOREIGN CUSTODIAN" shall mean ING Bank Ukraine, an indirect wholly-owned subsidiary of ING Bank, N.V., located in Kiev, Ukraine, and any nominee companies appointed by it (and shall also mean any additional or successor Eligible Foreign Custodian used by Chase in the Ukraine and any nominee companies appointed by it or them).

AS WITNESS the hand of the duly authorised officers of the parties hereto:

PLEASE TURN TO PAGE 48 TO SIGN

                                   SCHEDULE 1

          LIST OF ELIGIBLE FOREIGN CUSTODIANS AND MARKETS USED BY CHASE

---------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                   ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
Argentina                              The Chase Manhattan Bank
                                       Buenos Aires; and
                                       Citibank N.A.
                                       Buenos Aires
---------------------------------------------------------------------------------------------------
Australia                              The Chase Manhattan Bank
                                       Sydney
---------------------------------------------------------------------------------------------------
Austria                                Bank Austria AG
                                       Vienna
---------------------------------------------------------------------------------------------------
Bahrain                                HSBC Bank Middle East
                                       Manama
---------------------------------------------------------------------------------------------------
Bangladesh                             Standard Chartered Bank
                                       Dhaka
---------------------------------------------------------------------------------------------------
Belgium                                Fortis Bank N.V.
                                       Brussels
---------------------------------------------------------------------------------------------------
Bermuda                                The Bank of Bermuda Ltd
                                       Hamilton
---------------------------------------------------------------------------------------------------
Botswana                               Barclays Bank of Botswana Limited
                                       Gaborone
---------------------------------------------------------------------------------------------------
Brazil                                 Citibank N.A.
                                       Sao Paulo; and
                                       BankBoston, N.A.
                                       Sao Paulo
---------------------------------------------------------------------------------------------------
Bulgaria                               ING Bank N.V.
                                       Sofia
---------------------------------------------------------------------------------------------------
Canada                                 Canadian Imperial Bank of Commerce
                                       Toronto; and
                                       Royal Bank of Canada
                                       Toronto
---------------------------------------------------------------------------------------------------
Chile                                  Citibank N.A.
                                       Santiago
---------------------------------------------------------------------------------------------------
China                                  The Hongkong and Shanghai Banking Corporation Ltd
(Shenzhen and Shanghai)
---------------------------------------------------------------------------------------------------
Colombia                               Cititrust Colombia S.A. Sociedad Fiduciaria
                                       Santa Fe de Bogota
---------------------------------------------------------------------------------------------------
Croatia                                Privredna Banka Zagreb d.d.
                                       Zagreb
---------------------------------------------------------------------------------------------------
Cyprus                                 The Cyprus Popular Bank Ltd.
                                       Nicosia
---------------------------------------------------------------------------------------------------
Czech Republic                         Ceskoslovenska Obchodni Banka, A.S.
                                       Prague
---------------------------------------------------------------------------------------------------
Denmark                                Danske Bank A/S
                                       Copenhagen
---------------------------------------------------------------------------------------------------
Ecuador                                Citibank N.A.
                                       Quito
---------------------------------------------------------------------------------------------------
Egypt                                  Citibank N.A.
                                       Cairo
---------------------------------------------------------------------------------------------------


                                       32

---------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                    ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
Estonia                                Hansabank
                                       Tallinn
---------------------------------------------------------------------------------------------------
Finland                                Merita Bank Ltd.
                                       Helsinki
---------------------------------------------------------------------------------------------------
France                                 BNP Paribas S.A.
                                       Paris; and
                                       Societe Generale
                                       Paris; and
                                       Credit Agricole Indosuez
                                       Paris
---------------------------------------------------------------------------------------------------
Germany                                Dresdner Bank A.G.
                                       Frankfurt
---------------------------------------------------------------------------------------------------
Ghana                                  Barclays Bank of Ghana Limited
                                       Accra
---------------------------------------------------------------------------------------------------
Greece                                 Barclays Bank plc
                                       Athens
---------------------------------------------------------------------------------------------------
Hong Kong                              The Chase Manhattan Bank
                                       Hong Kong
                                       The Hongkong and Shanghai Banking Corporation Limited
                                       Hong Kong
---------------------------------------------------------------------------------------------------
Hungary                                Citibank Rt.
                                       Budapest
---------------------------------------------------------------------------------------------------
India                                  The Hong Kong and Shanghai Banking Corporation Limited
                                       Mumbai; and
                                       Deutsche Bank AG,
                                       Bombay; and
                                       Standard Chartered Bank
                                       Mumbai
---------------------------------------------------------------------------------------------------
Indonesia                              The Hongkong and Shanghai Banking Corporation Limited
                                       Jakarta; and
                                       Standard Chartered Bank
                                       Jakarta
---------------------------------------------------------------------------------------------------
Ireland                                Bank of Ireland
                                       Dublin; and
                                       Allied Irish Banks, plc
                                       Dublin
---------------------------------------------------------------------------------------------------
Israel                                 Bank Leumi le-Israel B.M.
                                       Tel Aviv
---------------------------------------------------------------------------------------------------
Italy                                  BNP Paribas S.A.
                                       Milan
---------------------------------------------------------------------------------------------------
Ivory Coast                            Societe Generale de Banques en Cote d'Ivoire
                                       Abidjan
---------------------------------------------------------------------------------------------------
Jamaica                                CIBC Trust and Merchant Bank Jamaica Limited
                                       Kingston
---------------------------------------------------------------------------------------------------
Japan                                  The Fuji Bank Limited
                                       Tokyo
                                       The Bank of Tokyo-Mitsubishi, Limited
                                       Tokyo
---------------------------------------------------------------------------------------------------
Jordan                                 Arab Bank Plc
                                       Amman
---------------------------------------------------------------------------------------------------



                                       33


---------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                    ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
Kazakhstan                             ABN AMRO Bank Kazakhstan
                                       Almaty
---------------------------------------------------------------------------------------------------
Kenya                                  Barclays Bank of Kenya Limited
                                       Nairobi
---------------------------------------------------------------------------------------------------
Latvia                                 A/S Hansabanka
                                       Riga
---------------------------------------------------------------------------------------------------
Lebanon                                HSBC Bank Middle East
                                       Ras-Beirut
---------------------------------------------------------------------------------------------------
Lithuania                              Vilniaus Bankas AB
                                       Vilnius
---------------------------------------------------------------------------------------------------
Luxembourg                             Banque Generale du Luxembourg S.A.
                                       Luxembourg
---------------------------------------------------------------------------------------------------
Malaysia                               The Chase Manhattan Bank (M) Berhad
                                       Kuala Lumpur; and
                                       HSBC Bank Malaysia Berhad
                                       Kuala Lumpur
---------------------------------------------------------------------------------------------------
Mauritius                              The Hongkong & Shanghai Banking Corporation Limited
                                       Mauritius
---------------------------------------------------------------------------------------------------
Mexico                                 Chase Manhattan Bank Mexico S.A.
                                       Mexico, D.F.; and
                                       Citibank Mexico, S.A.
                                       Mexico, D.F.
---------------------------------------------------------------------------------------------------
Morocco                                Banque Commerciale du Maroc S.A.
                                       Casablanca
---------------------------------------------------------------------------------------------------
Namibia                                Standard Bank Namibia Limited
                                       Windhoek
---------------------------------------------------------------------------------------------------
Netherlands                            ABN AMRO N.V.
                                       De Breda; and
                                       Fortis Bank (Nederland) N.V.
                                       Amsterdam
---------------------------------------------------------------------------------------------------
New Zealand                            National Nominees Limited
                                       Auckland
---------------------------------------------------------------------------------------------------
*Nigeria                               Stanbic Merchant Bank Nigeria Limited
                                       Lagos
---------------------------------------------------------------------------------------------------
Norway                                 Den norske Bank ASA
                                       Oslo
---------------------------------------------------------------------------------------------------
Oman                                   HSBC Bank Middle East
                                       Muscat
---------------------------------------------------------------------------------------------------
Pakistan                               Citibank, N.A.,
                                       Karachi; and
                                       Deutsche Bank AG,
                                       Karachi; and
                                       Standard Chartered Bank
                                       Karachi
---------------------------------------------------------------------------------------------------
Peru                                   Citibank, N.A.
                                       Lima
---------------------------------------------------------------------------------------------------
Philippines                            The Hongkong and Shanghai Banking Corporation Limited
                                       Pasig City
---------------------------------------------------------------------------------------------------
Poland                                 Bank Handlowy w. Warszawie S.A.
                                       Warsaw; and
---------------------------------------------------------------------------------------------------




                                       34


--------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                       ELIGIBLE FOREIGN CUSTODIANS
---------------------------------------------------------------------------------------------------
                                           Bank Polska Kasa Opieki S.A.
                                           Warsaw; and
                                           Citibank (Poland) S.A.
                                           Warsaw
--------------------------------------------------------------------------------------------------
Portugal                                   Banco Espirito Santo e Commercial de Lisboa, S.A.
                                           Lisbon
                                           Banco Comercial Portugues, S.A.
                                           Lisbon
--------------------------------------------------------------------------------------------------
Romania                                    ABN-AMRO Bank (Romania) S.A.
                                           Bucharest; and
                                           ING Bank
                                           Bucharest
--------------------------------------------------------------------------------------------------
*Russia                                    Chase Manhattan Bank International
                                           Moscow; and
                                           Credit Suisse First Boston Bank AO
                                           Moscow
--------------------------------------------------------------------------------------------------
Singapore                                  Standard Chartered Bank
                                           Singapore
--------------------------------------------------------------------------------------------------
Slovak Republic                            Ceskoslovenska Obchodni Banka, A.S.
                                           Bratislava
--------------------------------------------------------------------------------------------------
Slovenia                                   Bank Austria Creditanstalt d.d. Ljubljana
                                           Ljubljana
--------------------------------------------------------------------------------------------------
South Africa                               The Standard Bank of South Africa Limited
                                           Johannesburg
--------------------------------------------------------------------------------------------------
South Korea                                The Hongkong and Shanghai Banking Corporation Limited
                                           Seoul; and
                                           Standard Chartered Bank
                                           Seoul
--------------------------------------------------------------------------------------------------
Spain                                      Chase Manhattan Bank CMB, S.A.
                                           Madrid
--------------------------------------------------------------------------------------------------
Sri Lanka                                  The Hongkong and Shanghai Banking Corporation Limited
                                           Colombo
--------------------------------------------------------------------------------------------------
Sweden                                     Skandinaviska Enskilda Banken
                                           Stockholm
--------------------------------------------------------------------------------------------------
Switzerland                                UBS AG
                                           Zurich
--------------------------------------------------------------------------------------------------
Taiwan                                     The Chase Manhattan Bank
                                           Taipei
                                           The Hongkong and Shanghai Banking Corporation Limited
                                           Taipei
--------------------------------------------------------------------------------------------------
Thailand                                   The Chase Manhattan Bank
                                           Bangkok; and
                                           Standard Chartered Bank
                                           Bangkok
--------------------------------------------------------------------------------------------------
Tunisia                                    Banque Internationale Arabe de Tunisie
                                           Tunis
--------------------------------------------------------------------------------------------------
Turkey                                     The Chase Manhattan Bank
                                           Istanbul
--------------------------------------------------------------------------------------------------
*Ukraine                                   ING Bank Ukraine
                                           Kiev
--------------------------------------------------------------------------------------------------



                                       35


--------------------------------------------------------------------------------------------------
COUNTRIES/MARKETS                      ELIGIBLE FOREIGN CUSTODIANS
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United Kingdom                             The Chase Manhattan Bank
                                           London
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Uruguay                                    BankBoston, N.A.
                                           Montevideo
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United States                              The Chase Manhattan Bank
                                           New York
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Venezuela                                  Citibank, N.A.
                                           Caracas
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Zambia                                     Barclays Bank of Zambia Limited
                                           Lusaka
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Zimbabwe                                   Barclays Bank of Zimbabwe Limited
                                           Harare
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* RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.

N.B. ADDITIONAL OPERATIONAL/LEGAL DOCUMENTATION MAY BE REQUIRED IN CERTAIN MARKETS. PLEASE REFER TO YOUR RELATIONSHIP MANAGER.

                                   SCHEDULE 2

                                  TAIWAN RIDER

All defined terms used in this Rider shall, unless otherwise defined herein, have the meanings ascribed thereto in the Custody Agreement. Save as expressly provided in this Rider, all terms of the Custody Agreement shall apply to services performed with respect to investments in the Republic of China ("R.O.C. Services") provided that, as regards to R.O.C. Services, in the event of any conflict between this Rider and the Custody Agreement, this Rider shall prevail.

The parties agree as follows as regards the R.O.C. Services:

1.       INVESTMENT REGULATIONS, FILING OF REPORTS

             The Fund acknowledges that the services rendered hereunder are being rendered in connection with the Fund's investments in the R.O.C. ("R.O.C. Investments") under the Regulations Governing Securities Investment by Overseas Chinese and Foreign Investors and Procedures for Remittances and related laws, regulations, guidelines, orders and policies (collectively, as amended and supplemented from time to time, "R.O.C. Investment Regulations") and represents and warrants to, and agrees with, Chase as follows with respect thereto:

             (i) The Fund is permitted under the R.O.C. Investment Regulations to make the investments contemplated herein and as a condition to the performance of Chase's obligations hereunder, the Adviser shall obtain or complete, as applicable, and provide evidence to Chase that it has obtained or completed as applicable, all required R.O.C. government approvals or procedures necessary for the making of R.O.C. Investments on behalf of the Fund.

             (ii) Notwithstanding anything to the contrary contained in the Custody Agreement, (a) Chase shall not be obliged to do any act which would, in Chase's reasonable judgement, violate the R.O.C. Investment Regulations including, but not limited to, any advance of funds with respect to R.O.C. Investments and
                   (b) the Fund authorises Chase to do all reasonable acts, including disclosure of information, filing of reports and countersigning of broker confirmations as is required by the R.O.C. Investment Regulations including, if section 2 (ii) below applies, the relevant Agency Functions (defined below).

             (iii) If legally required, the Fund shall ensure that the relevant
                   Fund duly appoints a tax guarantor as contemplated by the R.O.C. Investment Regulations ("Tax Guarantor") and in such case, shall at all times during the term hereof ensure that the Fund continues to have a Tax Guarantor, which the Fund acknowledges is not Chase's Taipei Branch.

2.           AGENCY FUNCTIONS

             (i) The Fund acknowledges that the R.O.C. Investment Regulations require the Fund to appoint an agent or agents to carry out the agency functions contemplated thereby ("Agency Functions").

             (ii) If the Fund elects or is required to appoint Chase to perform any of such Agency

                   Functions, the Fund shall execute all such powers of attorney and other documents as the Chase may reasonably require to perform such functions and the provisions of the Custody Agreement shall apply thereto.

             (iii) If the Fund does not so appoint Chase, Chase shall not, notwithstanding anything to the contrary contained in the Custody Agreement, be required to perform the Agency Functions and the agent(s) so appointed by the Fund shall be authorised to give Instructions with respect to the R.O.C. Investments of the Fund.

                                   SCHEDULE 3

The Chase Manhattan Bank
London & Taipei Branches
125 London Wall
London EC2Y 5AJ


Dear Sirs

Please accept this letter as an Instruction pursuant to the Global Custody Agreement dated 2003 between The Chase Manhattan Bank ("Chase") and Schroder Entity (the "Fund"). This Instruction relates solely to transactions in securities to be settled by Chase's Eligible Foreign Custodian in Taiwan ("Taiwanese Trades").

In light of the fact that the penalties under Taiwanese law for failing a Taiwanese Trade may exceed the risk to the Fund of Chase Taipei not settling such trade due to incomplete, miss-matching or missing instructions, the Parties agree to the following operating procedures.

In the normal course of events, the Fund will report Taiwanese Trades to Chase in Bournemouth ("Chase Bournemouth"), giving notice either to deliver or to receive shares to or from a specified broker account against payment. Chase Bournemouth will pass these instructions to Chase's Eligible Foreign Custodian in Taiwan ("Chase Taipei"). Chase Taipei will then settle the transaction on the specified settlement date.

In the event that Chase Taipei has not received valid instructions from Chase Bournemouth or there is a discrepancy with respect to a trade which appears to be for the account of the Fund which has been advised to Chase Taipei either:

1. by way of a broker confirmation from a broker or the Taiwanese Agent of a broker appearing on the Approved Broker List ("an Approved Broker") attached hereto as Schedule 4, as may be amended from time to time by the Fund or

2. through the list of pending trades provided by the Taiwan Securities Central Depository ("the TSCD") as being a trade by an Approved Broker for the account of the Fund,

it is hereby agreed that Chase Taipei will, in the first instance attempt to contact the broker to ascertain the details of the alleged trades. In the event of a discrepancy between the trade details shown by the TSCD and those provided by the Approved Broker when contacted by Chase Taipei, the details provided by the Approved Broker shall prevail. Chase Taipei shall then as soon as reasonably practicable contact Chase Bournemouth to obtain instructions matching the details provided by the Approved Broker or to resolve any discrepancy between such details and the instructions provided by Chase Bournemouth. If Chase Bournemouth is unable to provide the instructions or to resolve the discrepancy, Chase Bournemouth will as soon as reasonably practicable contact SIMNA to obtain instructions and will pass such instructions promptly to Chase Taipei for action.

If Chase Taipei has not obtained valid instructions from Chase Bournemouth prior to the point at which Chase Taipei must act if the trade is to be prevented from failing, Chase Taipei shall, provided that the Broker is on the approved list in
Schedule 4 request the local Taiwanese broker to give a written undertaking addressed to Chase Taipei, substantially in the form annexed here as Schedule 5. The Fund agrees, however, that Chase may then act upon such undertaking, which it reasonably believes is on the Approved Broker's headed paper and signed by a person representing to be an authorised signature of the Approved Broker, without further enquiry. If, however, for any reason whatsoever the Approved Broker refuses to give such undertaking, Chase Taipei is hereby authorised to settle any such trade without further investigation or confirmation from Chase Bournemouth or the Fund on the basis of the information that it has from an Approved Broker. Where such action is taken, Chase Taipei will as soon as reasonably practicable inform Chase Bournemouth. Chase Bournemouth will in turn as soon as reasonably practicable inform the Fund.

The Fund hereby agrees to indemnify Chase Taipei against all liabilities, losses, damages, claims, costs, demands and actions, which it may suffer or incur directly or indirectly in any way in connection with following these procedures and instructions with respect to the Taiwanese Trades of the Fund other than those arising from the negligence, wilful default, bad faith or failure by Chase to follow the aforesaid procedures and instructions.



By:           _____________________________________________


For and on behalf of JPMORGAN CHASE BANK



By:           _____________________________________________

Name:         _____________________________________________

Title:        _____________________________________________



For and on behalf of Schroder Global Series Trust

By:           _____________________________________________

Name:         _____________________________________________

Title:        _____________________________________________

                                   SCHEDULE 4
                              APPROVED BROKER LIST


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                APPROVED BROKER                 BROKER'S TAIWANESE AGENT
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Capital Securities Corporation

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China Securities Corporation

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Grand Cathay Securities Corporation

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Jardine Fleming Taiwan Securities Ltd.

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Masterlink Securities Corporation

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National Securities Corporation

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SBC Warburg Securities Ltd.

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ABN AMRO Hoare Govett Asia Limited

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HSBC James Capel Taiwan Limited

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Merrill Lynch, Pierce, Fenner & Smith
Incorporated Taiwan

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Morgan Stanley International Limited

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                                   SCHEDULE 5

    MISMATCHED TRADE SETTLEMENT UNDERTAKING FROM THE BROKER TO THE CLIENT'S
                      TAIWANESE ELIGIBLE FOREIGN CUSTODIAN


                            [ON BROKERS HEADED PAPER]

TO:  CHASE TAIPEI

       We, [name of broker] hereby confirm that all trades made on [insert date] for [insert official name of client] ("the Client") are valid trades executed by us on the instructions of Schroder Global Series Fund. In order to protect the Client from failed settlement penalties, please settle the trades in the designated settlement date. To enable Chase Taipei to proceed with settlement notwithstanding mismatched or missing instructions from Schroder Global Series Trust, we hereby irrevocably undertake to bear all costs, losses and expenses incurred in reversing the settlement of a mismatched trade should it subsequently be determined that the trade was not duly authorised and validly executed for the account of Schroder Global Series Fund.




       -----------------------------------------
       AUTHORISED SIGNATORY

                                   SCHEDULE 6

                       INFORMATION REGARDING COUNTRY RISK


1. To aid the Fund in its determinations regarding Country Risk, Chase shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information:

      A.   Opinions of local counsel concerning:

           1. Whether applicable foreign law would restrict the access afforded the Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

           2. Whether applicable foreign law would restrict the Fund's ability to recover its Foreign Assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

           3. Whether applicable foreign law would restrict the Fund's ability to recover Foreign Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

      B.   Written information concerning:

           1. The foreseeability of expropriation, nationalization, freezes, or confiscation of the Fund's Foreign Assets.

           2. Whether difficulties in converting the Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

      C.   A market report with respect to the following topics:

           (1) securities regulatory environment, (2) foreign ownership restrictions, (3) foreign exchange, (4) securities settlement and registration, (5) taxation and (6) depositories (including depository evaluation), if any.

2. To aid the Fund in monitoring Country Risk, Chase shall furnish Board additionally with market flashes, including with respect to changes in the information in market reports.

                                   SCHEDULE 7

                        ELIGIBLE SECURITIES DEPOSITORIES

                                    EXHIBIT A

               PERSONS AUTHORISED BY THE FUND TO GIVE INSTRUCTIONS

                                    EXHIBIT B

                             PORTFOLIOS OF THE FUND


Schroder North American Equity Fund

       SIGNED by






       For and on behalf of
       JPMORGAN CHASE BANK

       By:

       Name:

       Title:


       For and on behalf of
       SCHRODER GLOBAL SERIES TRUST, SEPARATELY ON BEHALF OF EACH PORTFOLIO LISTED ON EXHIBIT B HERETO.

       By:

       Name:

       Title: